EXHIBIT 99.1

     CERTIFICATION  PURSUANT TO 18 U.S.C.  SECTION  1350 AS ADOPTED  PURSUANT TO
     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Energy Visions Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, D. Wayne Hartford, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (i)  The Report fully complies with the requirements of section 13(a) or 15
          (d) of the Securities Exchange Act of 1934, and

     (ii) The information contained in the Report fairly represents, in all material aspects, the financial condition and result of operations of the Company.
                                                   /s/ D. Wayne Hartford
                                                   ----------------------------
                                                   D. Wayne Hartford,
                                                   Chief Executive Officer

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                                                   August 19, 2002